UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           --------------------------

                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (date of earliest event reported): August 2, 2007


                         ALLIED MOTION TECHNOLOGIES INC.
                         -------------------------------
             (Exact Name of Registrant as Specified in its Charter)


     Colorado                        0-04041                     84-0518115
     --------                        -------                     ----------
(State or Other Jurisdiction  (Commission File Number)         (IRS Employer
    of Incorporation)                                        Identification No.)

             23 Inverness Way East, Suite. 150, Englewood, CO, 80112
             -------------------------------------------------------
          (Address of Principal Executive Offices, including zip code)

                                  303-799-8520
                                  ------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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Item 2.02.        Results of Operations and Financial Condition.

On August 7, 2007, Allied Motion Technologies Inc. (the "Company") issued a press release reporting its results of operations for the second quarter ended June 30, 2007. A copy of the press release is attached hereto as Exhibit 99.1.

The information set forth in Items 2.02 and 9.01 of this Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, and is not incorporated by reference into any filings of Allied Motion Technologies Inc., whether made before or after the date hereof, regardless of any general incorporation language in such filings.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 2, 2007, S.R. (Rollie) Heath was appointed as a director of the Company's Board of Directors to fill an existing vacancy. Mr. Heath was also appointed to the Corporate Governance and Nominating Committee of the Board. Mr. Heath shall serve until the 2008 Annual Meeting of Shareholders or until his successor has been duly elected and qualified.

There are no arrangements or understandings between Mr. Heath and any other persons pursuant to which Mr. Heath was appointed a director of the Company. There are no transactions in which Mr. Heath has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Item 9.01.        Financial Statements and Exhibits.

(d)    Exhibits.

       Exhibit 99.1 Allied Motion Technologies Inc. Press Release dated August 7, 2007.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    August 7, 2007

                                        ALLIED MOTION TECHNOLOGIES INC.


                                        By: /s/ Richard D. Smith
                                            --------------------
                                                Richard D. Smith
                                                Chief Executive Officer
                                                and Chief Financial Officer


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